UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 4, 2016

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 8, 2016, Amgen Inc. (the “Company”) issued and sold Swiss francs (“CHF”) 700,000,000 of its 0.410% bonds due 2023 (the “Bonds”). The Bonds were sold outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Bonds have not been and will not be registered under the Securities Act and may not be offered or sold within the United States. The Bonds are represented by a permanent global certificate (the “Permanent Global Certificate”) incorporating the terms and conditions of the Bonds (the “Terms of the Bonds”), each attached as an annex to the bond purchase agreement, dated as of March 4, 2016, by and among the Company and UBS AG, BNP Paribas (Suisse) SA and Credit Suisse AG, as purchasers. Net proceeds to the Company from the offering were approximately CHF 696,540,000, after deducting purchasers’ discounts and estimated offering expenses payable by the Company.

The relevant terms of the Bonds are set forth in the Permanent Global Certificate and the Terms of the Bonds. The form of Permanent Global Certificate and the Terms of the Bonds are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and each are incorporated herein by reference. In the event of a change of control triggering event as defined in the Terms of the Bonds, the holders of the Bonds may require the Company to purchase for cash all or a portion of their Bonds at a purchase price equal to 101% of the principal amount of Bonds, plus accrued and unpaid interest, if any. The descriptions of the Permanent Global Certificate and the Terms of the Bonds in this report are summaries and are qualified in their entirety by the Permanent Global Certificate and the Terms of the Bonds, respectively.

The Bonds will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Document Description

4.1	Form of Permanent Global Certificate for the Company’s 0.410% bonds due 2023.

4.2	Terms of the Bonds for the Company’s 0.410% bonds due 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: March 8, 2016	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Form of Permanent Global Certificate for the Company’s 0.410% bonds due 2023.

4.2	Terms of the Bonds for the Company’s 0.410% bonds due 2023.